UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Chartwell Small Cap Value Fund
 (Class A: CWSVX)
(Class I: CWSIX)

Chartwell Short Duration High Yield Fund
(Class A: CWFAX)
(Class I: CWFIX)

ANNUAL REPORT
October 31, 2015

Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund
Each a series of Investment Managers Series Trust

Table of Contents
Chartwell Small Cap Value Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Chartwell Short Duration High Yield Fund
Letter to Shareholders	14
Fund Performance	17
Schedule of Investments	18
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Examples	41

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.chartwellmutualfunds.com

Chartwell Investment Partners
Institutional and Private Asset Management

Small Cap Value Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Small Cap Value Fund registered average results during the fiscal year ended October 31, 2015. Absolute returns were negative in an uncertain market environment and performance relative to the benchmark was average as the fund return slightly trailed the Russell 2000 Value Index at NAV.

Performance

	Calendar Quarter Ended 9/30/2015	Fiscal Year Ended 10/31/2015
Class A (CWSVX) with maximum sales load	-14.19	-8.80%
Class A (CWSVX) at NAV	-8.96	-3.21%
Russell 2000 Value Index	-10.73	-2.88%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.cipfunds.com.

Maximum sales charge for Class A shares is 5.75%. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Market environment

Equity markets continued last year’s volatility into 2015. Economic growth was moderate and buffeted by strong dollar headwinds causing export weakness, commodity declines and weaker foreign profit translation. Besides auto sales and housing activity, consumer spending failed to impress even as energy prices fell significantly. The improving labor markets inflated wages only modestly higher but the Federal Reserve reiterated its intent to begin the process of raising interest rates. Outside the U.S., further concerns about growth in China, emerging markets, Japan and Europe caused market pullbacks. Defensive healthcare, staples and financial sectors led the small-cap market while energy, commodities and capital spending were the weakest.
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Performance discussion

The fund trailed the market early in the fiscal year and then outperformed very strongly in the final four months as the market weakened, trailing the Russell 2000 Value Index benchmark by about 30bp1 at NAV for fiscal 2015. The fund’s focus on companies of somewhat higher quality than the benchmark, that is, those with higher returns on equity and assets, better growth prospects, stronger balance sheets and more stable earnings, was a modest benefit during the year.

Success or failure of our investment approach generally rests on stock selection relative to the benchmark and this year was no exception. While for the full year stock selection was in line with the benchmark, selection early in the year was subpar but in the latter part of the year it was superior. Sector allocation was a modest contributor as our underweight in energy was helpful.

For the full year, financial services and real estate investment trusts contributed the most to relative performance. In financials, the fund’s property and casualty insurers were strong outperformers and its bank holdings outpaced the benchmark by posting solid growth. Selection in the REIT sector was also very good as our holdings in solid property types executed well. Subpar stock selection among our economically-sensitive basic industry and capital spending holdings detracted the most from relative performance. Across the two groups, tangential energy or commodity exposure among the fund’s holdings was the biggest cause of weaker fundamentals and stock price performance.

Outlook

We expect the environment in the upcoming year will be similar to that of the last several with modest economic growth and uncertain markets. Similar to its positioning since inception, the fund will retain its historical higher-quality tilt relative to the benchmark. Currently we believe our portfolio companies have above-average prospects for internal growth, improved margins and effective execution which should contribute to success in varied economic environments. Our investment process seeks to invest in these companies when trading near the low end of their historical valuation relative to the market, which we believe will continue to serve the fund well.

Thank you for choosing the Chartwell Small Cap Value Fund as part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

David C. Dalrymple
Senior Portfolio Manager

[1]	“bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index.

The Small Cap Value Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Small Cap stocks are more susceptible to market volatility because the companies may be lacking in product diversification, competitive strength, financial resources or management experience and tend to trade less frequently and in smaller quantities relative to larger companies. Foreign securities involve greater currency valuation, economic, political and regulatory environment risk relative to U.S. securities.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Small Cap Value Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	-3.21%	13.18%	12.68%	11/09/11
Class I²	-3.06%	13.51%	12.98%	03/16/12
After deducting maximum sales charge
Class A¹	-8.80%	10.96%	11.02%	11/09/11
Russell 2000 Value Index	-2.88%	11.65%	13.29%	11/09/11
*	The performance figures for Class I include the performance of the Class A for the periods prior to inception date of Class I. Class A imposes higher expenses than that of Class I.
¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within 12 months of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class A shares were 1.95% and 1.39%, respectively. Gross and net expense ratios for Class I shares were 1.61% and 1.05%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.05% of average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Advisor is permitted to seek reimbursements from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares
		Value

	COMMON STOCKS – 99.0%
	BASIC MATERIALS – 3.4%
113,252	Calgon Carbon Corp.	$1,947,934
40,580	Innophos Holdings, Inc.	1,724,244
24,272	Minerals Technologies, Inc.	1,430,592
		5,102,770
	COMMUNICATIONS – 2.8%
30,606	Anixter International, Inc.*	2,098,959
75,430	FTD Cos., Inc.*	2,136,178
		4,235,137
	CONSUMER, CYCLICAL – 9.9%
23,725	Deckers Outdoor Corp.*	1,320,534
59,080	Essendant, Inc.	2,042,396
29,176	G&K Services, Inc. - Class A	1,920,364
109,635	Knoll, Inc.	2,547,917
21,225	Oxford Industries, Inc.	1,545,605
49,405	Rush Enterprises, Inc. - Class A*	1,204,494
107,370	Stage Stores, Inc.	1,044,710
153,475	TRI Pointe Group, Inc.*	1,992,105
76,740	Wolverine World Wide, Inc.	1,425,062
		15,043,187
	CONSUMER, NON-CYCLICAL – 14.3%
69,640	Cardtronics, Inc.*	2,402,580
35,736	Greatbatch, Inc.*	1,910,089
62,732	Haemonetics Corp.*	2,119,087
22,035	Lancaster Colony Corp.	2,505,820
34,495	Matthews International Corp. - Class A	1,991,396
122,340	Snyder's-Lance, Inc.	4,347,964
121,150	TrueBlue, Inc.*	3,509,716
106,275	VWR Corp.*	2,923,625
		21,710,277
	ENERGY – 1.1%
50,491	Bristow Group, Inc.	1,753,552

	FINANCIAL – 36.5%
95,218	American Equity Investment Life Holding Co.	2,445,198
61,109	Argo Group International Holdings Ltd.[1]	3,820,535
148,115	BBCN Bancorp, Inc.	2,486,851
60,275	Chesapeake Lodging Trust - REIT	1,659,974
85,600	Columbia Banking System, Inc.	2,852,192
103,750	CVB Financial Corp.	1,810,437
50,062	DuPont Fabros Technology, Inc. - REIT	1,606,490
62,821	Education Realty Trust, Inc. - REIT	2,255,902
86,510	First Industrial Realty Trust, Inc. - REIT	1,875,537
113,900	First Midwest Bancorp, Inc.	2,029,698

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares
		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
139,247	FNB Corp.	$1,875,657
101,201	Healthcare Realty Trust, Inc. - REIT	2,667,658
78,812	Kite Realty Group Trust - REIT	2,081,425
23,819	Mid-America Apartment Communities, Inc. - REIT	2,029,141
52,750	PacWest Bancorp	2,375,860
53,750	Pinnacle Financial Partners, Inc.	2,828,325
26,492	PS Business Parks, Inc. - REIT	2,272,749
49,475	Renasant Corp.	1,713,319
99,227	Selective Insurance Group, Inc.	3,620,793
40,050	South State Corp.	3,103,875
35,155	UMB Financial Corp.	1,725,407
122,573	Umpqua Holdings Corp.	2,046,969
53,015	United Bankshares, Inc.	2,096,743
111,025	United Community Banks, Inc.	2,238,264
		55,518,999
	INDUSTRIAL – 17.0%
74,315	Altra Industrial Motion Corp.	1,966,375
64,750	Barnes Group, Inc.	2,433,952
48,282	CLARCOR, Inc.	2,407,341
34,825	Eagle Materials, Inc.	2,299,495
37,143	EnPro Industries, Inc.	1,824,093
83,865	ESCO Technologies, Inc.	3,110,553
126,520	Fabrinet* 1	2,741,688
47,400	Franklin Electric Co., Inc.	1,562,304
42,941	GATX Corp.	2,005,345
63,930	Generac Holdings, Inc.*	2,017,631
109,225	Harsco Corp.	1,171,984
68,965	Plexus Corp.*	2,387,568
		25,928,329
	TECHNOLOGY – 6.6%
149,725	Acxiom Corp.*	3,311,917
65,399	Diodes, Inc.*	1,497,637
68,412	Progress Software Corp.*	1,661,043
215,580	Silicon Graphics International Corp.*	942,085
91,907	Sykes Enterprises, Inc.*	2,665,303
		10,077,985
	UTILITIES – 7.4%
46,064	Avista Corp.	1,559,267
33,362	Black Hills Corp.	1,527,312
55,607	Cleco Corp.	2,947,171
52,495	El Paso Electric Co.	2,029,982

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares
		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
59,838	NorthWestern Corp.	$3,242,621
		11,306,353
	TOTAL COMMON STOCKS
	(Cost $150,785,220)	150,676,589

	SHORT-TERM INVESTMENTS – 1.5%
2,336,411	Fidelity Institutional Government Portfolio, 0.01%[2]	2,336,411

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,336,411)	2,336,411

	TOTAL INVESTMENTS – 100.5%
	(Cost $153,121,631)	153,013,000
	Liabilities in Excess of Other Assets – (0.5)%	(800,894)

	TOTAL NET ASSETS – 100.0%	$152,212,106

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	36.5%
Industrial	17.0%
Consumer, Non-cyclical	14.3%
Consumer, Cyclical	9.9%
Utilities	7.4%
Technology	6.6%
Basic Materials	3.4%
Communications	2.8%
Energy	1.1%
Total Common Stocks	99.0%
Short-Term Investments	1.5%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2015

Assets:
Investments, at value (cost $153,121,631)	$153,013,000
Receivables:
Fund shares sold	627,342
Dividends and interest	70,024
Prepaid expenses	13,938
Total assets	153,724,304

Liabilities:
Payables:
Investment securities purchased	1,190,178
Fund shares redeemed	70,663
Advisory fees	123,508
Shareholder servicing fees (Note 8)	2,648
Distribution fees (Note 7)	1,020
Transfer agent fees and expenses	50,110
Fund administration fees	20,181
Auditing fees	17,641
Fund accounting fees	12,506
Custody fees	3,100
Chief Compliance Officer fees	2,093
Trustees' fees and expenses	1,201
Accrued other expenses	17,349
Total liabilities	1,512,198

Net Assets	$152,212,106

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$151,787,467
Accumulated net investment income	684,230
Accumulated net realized loss on investments	(150,960)
Net unrealized depreciation on investments	(108,631)
Net Assets	$152,212,106

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,141,297
Shares of beneficial interest issued and outstanding	271,285
Redemption price*	15.27
Maximum sales charge (5.75% of offering price)**	0.93
Maximum offering price to public	$16.20

Class I Shares:
Net assets applicable to shares outstanding	$148,070,809
Shares of beneficial interest issued and outstanding	9,626,618
Redemption price	$15.38

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

Investment Income:
Dividends	$2,398,658
Interest	246
Total investment income	2,398,904

Expenses:
Advisory fees	1,450,921
Transfer agent fees and expenses	244,580
Fund administration fees	159,984
Registration fees	96,193
Fund accounting fees	70,165
Shareholder reporting fees	28,018
Custody fees	23,803
Miscellaneous	18,958
Auditing fees	17,492
Legal fees	16,363
Chief Compliance Officer fees	9,387
Trustees' fees and expenses	6,387
Distribution fees (Note 7)	4,993
Shareholder servicing fees (Note 8)	1,997
Insurance fees	1,605

Total expenses	2,150,846
Advisory fees waived	(620,733)
Net expenses	1,530,113
Net investment income	868,791

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	29,419
Net change in unrealized appreciation/depreciation on investments	(5,637,990)
Net realized and unrealized loss on investments	(5,608,571)

Net Decrease in Net Assets from Operations	$(4,739,780)

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$868,791		$330,821
Net realized gain on investments	29,419		2,918,374
Net change in unrealized appreciation/depreciation on investments	(5,637,990)		2,746,679
Net increase (decrease) in net assets resulting from operations	(4,739,780)		5,995,874

Distributions to Shareholders:
From net investment income:
Class A	-		(28,920)
Class I	(421,511)		(11,202)
From net realized gain
Class A	(10,025)		(376,395)
Class I	(3,168,859)		(120,390)
Total distributions to shareholders	(3,600,395)		(536,907)

Capital Transactions:
Net proceeds from shares sold:
Class A	4,470,578		109,226,549
Class I	39,425,069		133,719,381
Reinvestment of distributions:
Class A	9,241		404,556
Class I	3,408,356		8,741
Cost of shares redeemed:
Class A1	(491,117)		(125,386,446)
Class I2	(22,654,793)	[3]	(5,813,074)
Net increase in net assets from capital transactions	24,167,334		112,159,707

Total increase in net assets	15,827,159		117,618,674

Net Assets:
Beginning of period	136,384,947		18,766,273
End of period	$152,212,106		$136,384,947

Accumulated net investment income	$684,230		$176,910

Capital Share Transactions:
Shares sold:
Class A	283,602		6,984,100
Class I	2,503,346		8,415,084
Shares reinvested:
Class A	593		27,061
Class I	217,370		582
Shares redeemed:
Class A	(31,725)		(7,920,907)
Class I	(1,443,458)		(374,019)
Net increase in capital share transactions	1,529,728		7,131,901

[1]	Net of redemption fee proceeds of $10 and $14,604, respectively.
[2]	Net of redemption fee proceeds of $2,592 and $18,155, respectively.
[3]	Amount shown for the year ended October 31, 2015 includes the reversal of redemption fees in the amount of $21,224 from the year ended October 31, 2014.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

						For the Period November 9, 2011* through October 31, 2012
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net asset value, beginning of period	$16.16		$15.16	$11.09		$10.00
Income from Investment Operations:
Net investment income [1]	0.04		0.04	0.02		-	[2]
Net realized and unrealized gain (loss) on investments	(0.55)		1.37	4.05		1.05
Total from investment operations	(0.51)		1.41	4.07		1.05

Less Distributions:
From net investment income	-		(0.03)	-		-
From net realized gain	(0.38)		(0.39)	-		-
Total distributions	(0.38)		(0.42)	-		-

Redemption fee proceeds[1]	-	[2]	0.01	-	[2]	0.04

Net asset value, end of period	$15.27		$16.16	$15.16		$11.09

Total return[3]	(3.21)%		9.58%	36.70%		10.90%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,141		$ 304	$14,081		$5,837

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.83%		1.95%	3.52%	[6]	24.11%	[5]
After fees waived and other expenses absorbed	1.40%		1.39%	1.41%	[6]	1.40%	[5,7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	(0.17)%		(0.33)%	(1.92)%		(22.69)%	[5]
After fees waived and other expenses absorbed	0.26%		0.23%	0.19%		0.02%	[5]

Portfolio turnover rate	21%		157%	25%		25%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of $1 million or more that are made within 12 months of the date or purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes excise tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.51%; the ratio of expenses to average net assets after fees waived would have been 1.40%.
[7]	Effective March 16, 2012, the Small Cap Value Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

						For the Period March 16, 2012* through October 31, 2012
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net asset value, beginning of period	$16.30		$15.23	$11.11		$11.28
Income from Investment Operations:
Net investment income[1]	0.10		0.09	0.07		0.02
Net realized and unrealized gain (loss) on investments	(0.59)		1.40	4.05		(0.19)
Total from investment operations	(0.49)		1.49	4.12		(0.17)

Less Distributions:
From net investment income	(0.05)		(0.04)	-		-
From net realized gain	(0.38)		(0.39)	-		-
Total distributions	(0.43)		(0.43)	-		-

Redemption fee proceeds[1]	-	[2]	0.01	-		-

Net asset value, end of period	$15.38		$16.30	$15.23		$11.11

Total return	(3.06)%		10.06%	37.08%		(1.51)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$148,071		$136,081	$4,685		$145

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.48%		1.61%	3.17%	[5]	17.01%	[4]
After fees waived and other expenses absorbed	1.05%		1.05%	1.06%	[5]	1.05%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	0.17%		(0.01)%	(1.58)%	[6]	(15.62)%	[4]
After fees waived and other expenses absorbed	0.60%		0.55%	0.53%	[6]	0.34%	[4]

Portfolio turnover rate	21%		157%	25%		25%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes excise tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.
[6]	Includes excise tax expense. If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57%); the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

See accompanying Notes to Financial Statements.

Chartwell Investment Partners
Institutional and Private Asset Management

Short Duration High Yield Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Short Duration High Yield Fund registered disappointing results during the fiscal year ended October 31, 2015. Absolute returns were negative for the fiscal year, and relative returns lagged the benchmark.

Performance

	Calendar Quarter Ended 9/30/2015	Fiscal Year Ended 10/31/2015
Class A (CWFAX) with maximum sales load	-7.77%	-6.56%
Class A (CWFAX) at NAV	-2.11%	-0.81%
BofAML 1-3 Yr BB US Cash Pay HY Index	-1.24%	-2.45%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888)995-5505 or by visiting www.cipfunds.com.

Maximum sales charge for Class A shares is 5.75%. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Market Environment

A sharp decline in the price crude oil, a strengthening U.S. dollar, speculation about when the Federal Reserve might begin raising short term interest rates, and a slowdown in global economic growth were a few of the factors that lead to higher market volatility over the past fiscal year. According to Lipper, high yield mutual funds and exchange-traded funds (“ETFs”) experienced bouts of volatile inflows and outflows from one month to the next. Risk premiums, or the incremental yield on a corporate bond compared to a Treasury bond (often referred to as ‘spread’), increased across all high yield ratings. In general, lower quality bond spreads increased more than higher quality bond spreads as is typical during periods of volatility and spread widening.
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

In the U.S., the economy continues to register modest gross domestic product expansion overall, while there exist pockets of relative strength and weakness. Labor markets, auto manufacturing, and housing starts all continued to improve over the last twelve months. The Institute for Supply Management survey for the service sectors of the economy is signaling solid expansion, while the manufacturing survey has weakened recently. Exports of U.S. goods are trending lower, due partially to strength in the U.S. dollar, but the decline appears manageable to date. At current exchange rates, the year over year headwind of a stronger U.S. currency will diminish for exports over the next twelve months. If the Federal Reserve raises short term interest rates in December, we would view it as a vote of confidence in the domestic economy. Beyond a first move, the Federal Reserve has guided to a very gradual, and data dependent, increase in rates, which we do not believe will take the wind out of the U.S. economy’s sails.

Performance Discussion

Our investment approach focuses primarily on higher quality, short maturity issues within the high yield market. Historically, this part of the market has produced relatively consistent, positive absolute returns. At the end of October, 97% of the portfolio was invested in positions that had a BB1 rating or higher from Moody’s Investors Service or Standard & Poor’s. In pursuing the Fund’s objective, our aim is to deliver a consistent level of attractive income in any market environment.

As is common for high yield bond portfolios, individual credit selection was the primary driver of performance for the fiscal year. While the Fund was underweight the Basic Industry and Energy sectors, subpar credit selection in these sectors detracted from both absolute and relative returns. Poor performance from a coal company and an energy holding lead the negative returns in these sectors. Conversely, successful investments in a security services company, an airplane leasing concern, and a diversified utility contributed positively to the Fund’s total return. The largest sector weights in the portfolio were in Services, Financial Services, Telecommunications and Healthcare. Services and Financial Services were small detractors from relative returns, but both sectors contributed positively to absolute performance. Telecommunications and Healthcare were positive contributors to performance in both absolute and relative terms. The Fund’s holdings in these sectors demonstrated good cash flow stability over the course of the fiscal year, which we believe was rewarded by the market.

Outlook

We remain committed to our investment strategy of owning primarily short maturity, BB-rated corporate bonds. Our focus is on issuers with the liquidity, balance sheet strength and competitive position to service their debt in good, bad and uncertain economies. We pay close attention to relative value and actively look to use pricing dislocations in individual securities to capture incremental gains. Corporate credit risk premiums (or ‘spreads’) widened meaningfully during the fiscal year, and the yield on the broad high yield market rose from 6.23% to 7.68% by year end (source: Bloomberg, BofA Merrill Lynch US Cash Pay High Yield Index). If the domestic economy is able to achieve modest economic growth going forward, we believe the high yield market is more attractive to investors today than it was a year ago.

[1]	A BB rating as measured by Standard & Poors refers to the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. A BB rating may mean ongoing uncertainties to adverse business, financial or economic conditions.
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Thank you for choosing the Chartwell Short Duration High Yield Fund as part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

Andrew S. Toburen
Senior Portfolio Manager

The views in this report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Fixed income investment includes the following risks: credit, prepayment, call and interest rate risk. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. As interest rates rise the value of bond prices will decline. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.
1235 Westlakes Drive, Suite 400 • Berwyn, Pennsylvania 19312-2416 • Tel: 610-296-1400 • Fax: 610-296-1430

Chartwell Short Duration High Yield Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Bank of America Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (BofAML 1-3 Yr BB US Cash Pay HY Index). Results include the reinvestment of all dividends and capital gains.

The BofAML 1-3 Yr BB US Cash Pay HY Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	-0.81%	-0.62%	07/15/14
Class I²	-0.61%	-0.46%	07/15/14
After deducting maximum sales charge
Class A¹	-6.56%	-5.05%	07/15/14
BofAML 1-3 Yr BB US Cash Pay HY Index	2.45%	2.04%	07/15/14
*	Class A imposes higher expenses than that of Class I.
¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within 12 months of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class A shares were 3.10% and 1.02%, respectively. Gross and net expense ratios for Class I shares were 2.80% and 0.67%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.00% and 0.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s board of Trustees. In absence of such waivers, the Fund’s returns would have been lower. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 2.00%.

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS – 95.9%
	BASIC MATERIALS – 2.8%
560,000	Commercial Metals Co. 6.500%, 7/15/2017	$581,000

	COMMUNICATIONS – 17.2%
460,000	CenturyLink, Inc. 6.000%, 4/1/2017	483,000
335,000	CSC Holdings LLC 7.625%, 7/15/2018	355,519
590,000	DISH DBS Corp. 7.125%, 2/1/2016	597,168
600,000	Frontier Communications Corp. 8.250%, 4/15/2017	640,500
570,000	Sprint Communications, Inc. 9.000%, 11/15/2018[1]	626,641
315,000	TEGNA, Inc. 7.125%, 9/1/2018[2]	321,565
550,000	Windstream Services LLC 7.875%, 11/1/2017	583,341
		3,607,734
	CONSUMER, CYCLICAL – 3.0%
581,000	L Brands, Inc. 6.900%, 7/15/2017	627,480

	CONSUMER, NON-CYCLICAL – 18.9%
600,000	ADT Corp. 4.125%, 4/15/2019	613,500
600,000	Centene Corp. 5.750%, 6/1/2017	625,500
550,000	CHS/Community Health Systems, Inc. 5.125%, 8/15/2018[2]	560,312
600,000	RR Donnelley & Sons Co. 8.600%, 8/15/2016	630,000
560,000	Service Corp. International 7.000%, 6/15/2017	603,747
590,000	Tenet Healthcare Corp. 6.250%, 11/1/2018	628,350
290,000	Universal Health Services, Inc. 7.125%, 6/30/2016	297,613
		3,959,022
	ENERGY – 11.3%
600,000	Chesapeake Energy Corp. 7.250%, 12/15/2018	483,000
600,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[2]	630,000

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
500,000	Peabody Energy Corp. 6.000%, 11/15/2018	$87,500
600,000	Sabine Pass LNG LP 7.500%, 11/30/2016	619,125
525,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 8/1/2020[1,2]	538,125
		2,357,750
	FINANCIAL – 21.6%
580,000	Aircastle Ltd. 6.750%, 4/15/2017[3]	616,250
600,000	CIT Group, Inc. 5.000%, 5/15/2017	618,300
530,000	Equinix, Inc. 4.875%, 4/1/2020[2]	553,850
305,000	GFI Group, Inc. 8.625%, 7/19/2018	330,925
600,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 4.875%, 3/15/2019[2]	613,680
600,000	International Lease Finance Corp. 8.750%, 3/15/2017	647,250
540,000	NewStar Financial, Inc. 7.250%, 5/1/2020[2]	538,650
615,000	Vereit Operating Partnership LP 3.000%, 2/6/2019[2]	595,781
		4,514,686
	INDUSTRIAL – 15.3%
600,000	CNH Industrial Capital LLC 6.250%, 11/1/2016	618,000
595,000	Greif, Inc. 6.750%, 2/1/2017	620,276
405,000	Harsco Corp. 5.750%, 5/15/2018	396,900
600,000	Masco Corp. 6.125%, 10/3/2016	624,750
465,000	SPX FLOW, Inc. 6.875%, 9/1/2017	492,900
597,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, 7/30/2019[3]	461,182
		3,214,008
	UTILITIES – 5.8%
560,000	AES Corp. 8.000%, 6/1/2020	623,000

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
565,000	NRG Energy, Inc. 7.625%, 1/15/2018	$591,838
		1,214,838
	TOTAL CORPORATE BONDS (Cost $20,888,752)	20,076,518

Number of Shares

	SHORT-TERM INVESTMENTS – 2.8%
589,559	Fidelity Institutional Government Portfolio, 0.01%[4]	589,559

	TOTAL SHORT-TERM INVESTMENTS (Cost $589,559)	589,559

	TOTAL INVESTMENTS – 98.7% (Cost $21,478,311)	20,666,077
	Other Assets in Excess of liabilities – 1.3%	274,185

	TOTAL NET ASSETS – 100.0%	$20,940,262

LP – Limited Partnership

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,164,766.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	21.6%
Consumer, Non-cyclical	18.9%
Communications	17.2%
Industrial	15.3%
Energy	11.3%
Utilities	5.8%
Consumer, Cyclical	3.0%
Basic Materials	2.8%
Total Corporate Bonds	95.9%
Short-Term Investments	2.8%
Total Investments	98.7%
Other Assets in Excess of liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2015

Assets:
Investments, at value (cost $21,478,311)	$20,666,077
Receivables:
Dividends and interest	373,905
Prepaid expenses	11,051
Total assets	21,051,033

Liabilities:
Payables:
Distribution payable	5,449
Fund shares redeemed	5,131
Shareholder servicing fees (Note 8)	1,357
Distribution fees (Note 7)	288
Offering costs - Advisor	33,596
Auditing fees	33,494
Fund accounting fees	7,548
Transfer agent fees and expenses	6,667
Fund administration fees	5,130
Custody fees	1,727
Chief Compliance Officer fees	1,285
Trustees' fees and expenses	582
Accrued other expenses	8,517
Total liabilities	110,771

Net Assets	$20,940,262

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$21,707,965
Accumulated net investment income	3,545
Accumulated net realized gain on investments	40,986
Net unrealized depreciation on investments	(812,234)
Net Assets	$20,940,262

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,368,970
Number of shares issued and outstanding	142,930
Redemption price*	9.58
Maximum sales charge (5.75% of offering price)**	0.58
Maximum offering price to public	$10.16

Class I Shares:
Net assets applicable to shares outstanding	$19,571,292
Shares of beneficial interest issued and outstanding	2,042,465
Redemption price	$9.58

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

Investment Income:
Interest	$575,099
Total investment income	575,099

Expenses:
Advisory fees	82,691
Fund accounting fees	44,509
Registration fees	43,569
Fund administration fees	41,611
Transfer agent fees and expenses	37,038
Auditing fees	28,760
Legal fees	24,861
Offering costs	17,348
Custody fees	10,057
Chief Compliance Officer fees	9,761
Miscellaneous	6,920
Trustees' fees and expenses	4,856
Distribution fees (Note 7)	3,445
Shareholder reporting fees	3,379
Shareholder servicing fees (Note 8)	1,378
Insurance fees	983

Total expenses	361,166
Advisory fees waived	(82,691)
Other expenses absorbed	(187,943)
Net expenses	90,532
Net investment income	484,567

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	40,986
Net change in unrealized appreciation/depreciation on investments	(732,096)
Net realized and unrealized loss on investments	(691,110)

Net Decrease in Net Assets from Operations	$(206,543)

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period July 15, 2014* through October 31, 2014
	For the Year Ended October 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$484,567	$89,609
Net realized gain on investments	40,986	2,968
Net change in unrealized appreciation/depreciation on investments	(732,096)	(80,138)
Net increase (decrease) in net assets resulting from operations	(206,543)	12,439

Distributions to Shareholders:
From net investment income:
Class A	(36,726)	(8,995)
Class I	(447,445)	(80,433)
Total distributions to shareholders	(484,171)	(89,428)

Capital Transactions:
Net proceeds from shares sold:
Class A	36,500	1,350,000
Class I	9,877,693	10,568,320
Reinvestment of distributions:
Class A	36,726	8,995
Class I	417,300	80,433
Cost of shares redeemed
Class A1	(7,071)	(235)
Class I2	(660,696)	-
Net increase in net assets from capital transactions	9,700,452	12,007,513

Total increase in net assets	9,009,738	11,930,524

Net Assets:
Beginning of period	11,930,524	-
End of period	$20,940,262	$11,930,524

Accumulated net investment income	$3,545	$181

Capital Share Transactions:
Shares sold:
Class A	3,691	135,323
Class I	1,000,489	1,058,755
Shares reinvested:
Class A	3,758	908
Class I	42,786	8,116
Shares redeemed
Class A	(726)	(24)
Class I	(67,681)	-
Net increase in capital share transactions	982,317	1,203,078

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0 and $0, respectively.
[2]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period July 15, 2014* through October 31, 2014
	For the Year Ended October 31, 2015

Net asset value, beginning of period	$9.92		$10.00
Income from Investment Operations:
Net investment income[1]	0.26		0.09
Net realized and unrealized loss on investments	(0.34)		(0.09)
Total from investment operations	(0.08)		0.00

Less Distributions:
From net investment income	(0.26)		(0.08)

Remption fee proceeds[1]	-		-

Net asset value, end of period	$9.58		$9.92

Total return[2]	(0.81)%		0.02%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,369		$1,351

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.50%		3.08%	[4]
After fees waived and expenses absorbed	0.77%	[5]	0.00%	[4,5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.97%		(0.20)%	[4]
After fees waived and expenses absorbed	2.70%		2.88%	[4]
Portfolio turnover rate	40%		5%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of $1 million or more that are made within 12 months of the date or purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	The Advisor waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until each class reached its respective full contractual expense limitations. Please see Note 3 for more information.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period July 15, 2014* through October 31, 2014
	For the Year Ended October 31, 2015

Net asset value, beginning of period	$9.92		$10.00
Income from Investment Operations:
Net investment income[1]	0.29		0.09
Net realized and unrealized loss on investments	(0.35)		(0.09)
Total from investment operations	(0.06)		0.00

Less Distributions:
From net investment income	(0.28)		(0.08)

Remption fee proceeds[1]	-		-

Net asset value, end of period	$9.58		$9.92

Total return[2]	(0.61)%		0.02%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,571		$10,580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.15%		2.78%	[4]
After fees waived and expenses absorbed	0.52%	[5]	0.00%	[4,5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.32%		0.10%	[4]
After fees waived and expenses absorbed	2.95%		2.88%	[4]
Portfolio turnover rate	40%		5%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	The Advisor waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until each class reached its respective full contractual expense limitations. Please see Note 3 for more information.

See accompanying Notes to Financial Statements.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
Chartwell Small Cap Value Fund (the ‘‘Small Cap Value Fund’’) and Chartwell Short Duration High Yield Fund (the ‘‘Short Duration High Yield Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Small Cap Value Fund is a diversified fund. The Short Duration High Yield Fund is a non-diversified fund.

The Small Cap Value Fund’s primary investment objective is to seek to achieve long-term capital appreciation. The Fund currently offers two classes of shares: Class A and Class I. The Fund’s Class A shares commenced investment operations on November 9, 2011. The Fund’s Class I shares commenced investment operations on March 16, 2012.

The Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Short Duration High Yield Fund incurred offering costs of approximately $24,596, which were amortized over a one-year period from July 15, 2014 (commencement of operations).

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended October 31, 2012-2014 for the Small Cap Value Fund and for the open tax year ended October 31, 2014 for the Short Duration High Yield Fund, and as of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Small Cap Value Fund will make distributions of net investment income and capital gains, if any, at least annually. The Short Duration High Yield Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Chartwell Investment Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Small Cap Value and Short Duration High Yield Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.00% and 0.50%, respectively, of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.05% of the average daily net assets of the Small Cap Value Fund’s Class A shares and Class I shares, respectively. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.00% and 0.65% of the average daily net assets of the Short Duration High Yield Fund’s Class A shares and Class I shares, respectively. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

In addition, prior to January 15, 2015, the Advisor voluntarily waived its investment advisory fees and paid all of the Short Duration High Yield Fund’s operating expenses (with the same exclusions). For the period January 16, 2015 through March 6, 2015, the Advisor waived its investment advisory fees and paid the Short Duration High Yield Fund’s operating expenses thereafter to the extent necessary to limit the net total annual fund operating expenses (with the same exclusions) for each Class as follows (each an “Initial Expense Limitation”): the Initial Expense Limitation increased to 0.02% of a Class’ average daily net assets on January 16, 2015 and increased by a further 0.02% each day thereafter until a) the Initial Expense Limitation for Class I reached the full contractual expense limitation of 0.65% on February 17, 2015 and b) the Initial Expense Limitation for Class A reached the full contractual expense limitation of 1.00% on March 6, 2015. The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such periods (the “Voluntary Limitations”).

For the year ended October 31, 2015, the Advisor waived advisory fees totaling $620,733 for the Small Cap Value Fund. For the year ended October 31, 2015, the Advisor also waived advisory fees and absorbed other expenses totaling $270,634 for the Short Duration High Yield Fund. Other than the Voluntary Limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below.

	Small Cap Value Fund	Short Duration High Yield Fund
2016	$229,602	$ -
2017	465,758	-
2018	620,733	176,622
Total	$1,316,093	$176,622

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Small Cap Value Fund	Short Duration High Yield Fund
Cost of investments	$153,305,608	$21,484,446

Gross unrealized appreciation	$14,982,767	$49,069
Gross unrealized depreciation	(15,275,375)	(867,438)
Net unrealized depreciation on investments	$(292,608)	$(818,369)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Value Fund	$(18)	$60,040	$(60,022)
Short Duration High Yield Fund	-	2,968	(2,968)

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small Cap Value Fund	Short Duration High Yield Fund
Undistributed ordinary income	$717,247	$50,666
Undistributed long-term capital gains	-	-
Accumulated earnings	717,247	50,666

Accumulated capital and other losses	-	-
Unrealized depreciation on investments	(292,608)	(818,369)
Total accumulated earnings (deficit)	$424,639	$(767,703)

The tax character of distributions paid during the fiscal year ended October 31, 2015, and fiscal periods ended October 31, 2014 were as follows:

	Small Cap Value Fund		Short Duration High Yield Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary Income	$836,909	$303,301	$484,171	$89,428
Net long-term capital gains	2,763,486	233,606	-	-
Total distributions paid	$3,600,395	$536,907	$484,171	$89,428

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2015, the Small Cap Value Fund and Short Duration High Yield Fund received $2,602 and $0, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2015, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Small Cap Value Fund	$53,228,921	$30,258,219
Short Duration High Yield Fund	16,180,503	6,395,321

Note 7 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares. Class I does not pay any distribution fees.

For the year ended October 31, 2015, distribution fees incurred by each Fund’s Class A shares are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class I does not pay any shareholder servicing fees.

For the year ended October 31, 2015, shareholder servicing fees incurred by each Fund’s Class A shares are disclosed on the Statement of Operations.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Funds’ assets carried at fair value:

Small Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$150,676,589	$-	$-	$150,676,589
Short-Term Investments	2,336,411	-	-	2,336,411
Total Investments	$153,013,000	$-	$-	$153,013,000

Short Duration High Yield Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds[2]	$-	$20,076,518	$-	$20,076,518
Short-Term Investments	589,559	-	-	589,559
Total Investments	$589,559	$20,076,518	$-	$20,666,077

[1]	All common stocks held in the Small Cap Value Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds held in the Short Duration High Yield Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2015

The Funds declared the payment of a distribution to be paid, on December 11, 2015, to shareholders of record on December 10, 2015 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Small Cap Value Fund	Class A Shares	0.00	0.0034	0.0804
Small Cap Value Fund	Class I Shares	0.00	0.0034	0.1144
Short Duration High Yield Fund	Class A Shares	0.00	0.0226	0.0239
Short Duration High Yield Fund	Class I Shares	0.00	0.0226	0.0330

As discussed in a supplement to the Prospectus and Statement of Additional Information dated December 14, 2015, Class A shares of the Short Duration High Yield Fund will be liquidated on or around January 15, 2016.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Chartwell Small Cap Value Fund and the Chartwell Short Duration High Yield Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund as of October 31, 2015, and results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains, if any, for the Small Cap Value Fund, is designated as qualified dividend income.

For the year ended October 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains, if any, for the Small Cap Value Fund, qualifies for the dividends received deduction available to corporate shareholders.

For federal income tax purposes, the Small Cap Value Fund designates long-term capital gain dividends of $2,763,486, or the amounts determined to be necessary, for the year ended October 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Chartwell Investment Partners (the “Investment Advisor”) with respect to the Chartwell Short Duration High Yield Fund (the “Short Duration Fund”) and Chartwell Small Cap Value Fund (the “Small Cap Fund”) series of the Trust (the “Funds”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund universe (each a “Performance Universe”) for various periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	For the one- and three-year periods, the annualized total return of the Short Duration Fund was below the High Yield Bond Performance Universe median return (by 0.99% for one year and 0.10% for three years), the Performance Peer Group median return (by 0.88% for one year and 0.65% for three years), and the return of the Bank of America Merrill Lynch 1-3 Year BB Cash Pay High Yield Index (by 0.81% for one year and 1.29% for three years). The Trustees noted the Investment Advisor’s observations that although the Performance Universe is the most appropriate Morningstar fund universe available, the Performance Universe in not an entirely suitable basis for comparison to the Fund because the Fund is managed with a higher average quality and shorter average maturity than a traditional/core high yield bond fund; that while the funds in the Performance Peer Group have similar short duration characteristics as the Fund, they may not have a quality bias similar to that of the Fund; and that while the Index is the best available benchmark for the Fund, the Index includes funds investing a significant percentage of their assets in foreign issuers and is unconstrained at the sector level, while the Fund typically does not invest significantly in foreign issuers and caps sector weights at 15%.

Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	For the one- and three-year periods, the annualized total return of the Small Cap Fund was below the Small Relative Value Performance Universe median return (by 4.1% for one year and 3.37% for three years), the Performance Peer Group median return (by 3.28% for one year and 3.14% for three years), and the return of the Russell 2000 Value Index (by 0.68% for one year and 0.28% for three years). The Trustees noted, however, that in 2013 and 2014 the Fund’s total return exceeded the return of the Index, and in 2014 the Fund was in the top quartile of funds in the Performance Universe.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of each Fund. The materials reviewed by the Board indicated the following:

•	The investment advisory fee (gross of fee waivers) of the Short Duration Fund was below the Expense Peer Group and High Yield Bond Expense Universe medians, and total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group and Expense Universe medians. The Trustees noted that the Investment Advisor had waived all of its advisory fees and reimbursed the Fund for all of its operating expenses for the year ended May 31, 2015. The Trustees also considered that the gross advisory fee rate charged by the Investment Advisor to the Fund was the same as the average fee received by the Investment Advisor from its other clients to manage accounts using the same strategies as the Fund.

•	The investment advisory fee (gross of fee waivers) of the Small Cap Fund was slightly above the Expense Peer Group and Small Blend Expense Universe medians by 0.15% and 0.17%, respectively, and total expenses (net of fee waivers) paid by the Fund were below the Expense Peer Group median but slightly above the Expense Universe median by 0.05%. The Trustees noted that the Investment Advisor had waived a portion its advisory fees with respect to the Fund. The Trustees also considered that the fee rate charged by the Investment Advisor to the Fund was above the average fee received by the Investment Advisor from its other clients to manage accounts using the same strategies as the Fund, but was in the range of fees charged by the Investment Advisor to other clients to manage accounts beginning after the Fund’s inception (which were affected by capacity constraints in the Investment Advisor’s Small Cap Value strategy), and that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the advisor’s other clients that are not registered under the 1940 Act.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to each Fund is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended April 30, 2015, noting that the Investment Advisor had realized no profits with respect to the Short Duration Fund and had waived a significant portion of its advisory fees with respect to the Small Cap Fund, and determined that the Investment Advisor’s profitability with respect to the Small Cap Fund was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds other than investment advisory fees, including research made available to it by broker-dealers providing execution services to the Funds and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. In addition, the Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Chartwell Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes (Class A only); and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Class A	Actual Performance	$1,000.00	$972.60	$6.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.11
Class I	Actual Performance	1,000.00	974.00	5.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.05% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Chartwell Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2015 (Unaudited)

Short Duration High Yield Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/15	10/31/15	5/1/15 – 10/31/15
Class A	Actual Performance	$1,000.00	$980.50	$5.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.36
Class I	Actual Performance	1,000.00	981.70	3.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% and 0.64% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Chartwell Investment Partners, LLC
1235 Westlakes Drive, Suite 400
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Chartwell Small Cap Value Fund - Class A Shares	CWSVX	461418 378
Chartwell Small Cap Value Fund - Class I Shares	CWSIX	461418 261
Chartwell Short Duration High Yield Fund - Class A Shares	CWFAX	46141P 214
Chartwell Short Duration High Yield Fund - Class I Shares	CWFIX	46141P 198

Privacy Principles of the Chartwell Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Chartwell Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 995-5505, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (888) 995-5505. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Chartwell Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 995-5505

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-995-5505.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$30,000	$28,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/07/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/07/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/07/16